UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2018

Annual Report

to Shareholders

DWS RREEF MLP & Energy

Infrastructure Fund

(formerly Deutsche MLP & Energy Infrastructure Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

4	Letter to Shareholders
5	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
15	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Financial Highlights

23	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
40	Tax Information
41	Advisory Agreement Board Considerations and Fee Evaluation
46	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF MLP & Energy Infrastructure Fund

Investments in securities of master limited partnerships (MLPs) involve risks that differ from investments in common stock, including risks related to: limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flows, dilution and the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector, including among others: substantial price volatility, fluctuations in commodity prices; reduced availability and consumer demand. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the Fund’s investment, or lower income to the Fund. The Fund’s strategy of investing to a significant degree in MLPs results in the Fund being taxed as a regular corporation and involves complicated accounting, tax and valuation issues — especially in the calculation of the Fund’s share price. Unlike a traditional open-end mutual fund, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations, will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes. Refer to the prospectus for more details about tax risks. The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

DWS RREEF MLP & Energy Infrastructure Fund	|	3

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues into the new year, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief investment Officer (“CIO”) and Chief Economist agree that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insight” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF MLP & Energy Infrastructure Fund

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy

The Fund seeks total return. Under normal circumstances, the Fund invests at least 80% of its assets in master limited partnership (MLP) investments and securities issued by energy infrastructure companies.

DWS RREEF MLP & Energy Infrastructure Fund returned 0.41% for its most recent fiscal year ended November 30, 2018, compared with the Alerian MLP Infrastructure Index return of 0.38%.

“We	believe that fundamental factors within the MLP segment are improving given record U.S. shale oil production, which should directly flow through to MLP earnings.”

The Fund seeks total return through its MLP investments and securities issued by energy infrastructure companies. With respect to its MLP investments, the Fund invests primarily in publicly traded MLPs that (i) operate or own, directly or indirectly, energy infrastructure related assets, including, but not limited to, assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, operating terminals, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal, or electricity; or (ii) provide energy-related equipment or services.

MLP and infrastructure stocks began the 12-month period on a strong note as energy prices rose and the U.S. economy continued to expand. In February, the broader equity market including MLPs sold off due to rising interest rates as investors reacted to stronger inflation data. In March, the MLP market was negatively affected by a surprise decision from the

DWS RREEF MLP & Energy Infrastructure Fund	|	5

Federal Energy Regulatory Commission (FERC) that proposed changes to the tax treatment of MLPs. During the second half of the period, MLP prices recovered somewhat, in line with a rebound in energy prices and the delayed implementation of FERC’s tax accounting decision. The MLP market continued its favorable run of performance until September, when energy prices once again fell, this time in reaction to stronger oil production from the United States and the Middle East. When the United States threatened to tighten its sanctions on Iran (including limiting Iran’s participation in the global energy market) but later allowed sanction waivers for many energy-consuming countries, investor fears of energy oversupply increased, which in turn hurt MLPs.

Positive Contributors to Fund Performance

During a volatile period for MLPs, stock selection enabled the Fund to outpace the benchmark. For the period, exposure to Valero Energy Partners LP*, a non-benchmark holding for a portion of the period, contributed to relative return. In addition, overweight positions in DCP Midstream LP and Enable Midstream Partners LP also meaningfully contributed to performance. Lastly, holdings in ONEOK, Inc. and Targa Resources Corp.* added to returns as falling energy prices spurred increased demand for oil and gas storage.

Negative Contributors to Fund Performance

The Fund’s overweight position in Energy Transfer LP as well as exposure to Cheniere Energy Inc.*, a non-benchmark holding for part of the period, detracted from relative performance. An underweight to Plains All American Pipeline LP and a lack of holdings in Genesis Energy LP also detracted. Lastly, the Fund’s sector allocation weighed on returns based on market volatility that derived from geopolitical and regulatory influences.

Outlook and Positioning

Going forward, we believe that fundamental factors within the MLP segment are improving given record U.S. shale oil production volume, which should directly flow through to MLP earnings. We also see valuations for MLPs and energy infrastructure companies as attractive compared to historical averages. MLP management teams have been improving their capital discipline with a focus on higher return on capital, which we believe is critical for long-term value creation. Credit markets

6	|	DWS RREEF MLP & Energy Infrastructure Fund

have been supportive of MLPs, which in turn has reduced their weighted average cost of capital and has supported valuations. Additionally, we are seeing strong interest in the MLP and infrastructure segment from private equity investors, which helps to establish a floor for MLP security prices.

Overall, our outlook regarding the North American midstream energy sector is positive given recent signs of stabilization in both company fundamentals and underlying commodity prices. We continue to believe that an expected ramp-up in crude and liquefied natural gas (LNG) volumes should drive strong operating leverage and improved cash flow for these companies. Our focus will remain on the highest quality companies with diversified pipeline assets in the best locations, limited commodity sensitivity, and a stable tenant base.

*	Not held in the portfolio as of November 30, 2018.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

DWS RREEF MLP & Energy Infrastructure Fund	|	7

Avraham D. Feinberg, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2012; previously worked as an Equity Analyst at Morningstar and as a Senior Business Planning Consultant at MetLife.

–	Securities Analyst, Infrastructure Securities: Chicago.

–	BA in Economics from Northwestern University; MBA, Northwestern University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

8	|	DWS RREEF MLP & Energy Infrastructure Fund

Performance Summary	November 30, 2018 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/18
Unadjusted for Sales Charge	0.41%	–6.96%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.37%	–8.39%
Alerian MLP Infrastructure Index†	0.38%	–8.13%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/18
Unadjusted for Sales Charge	–0.36%	–7.63%
Adjusted for the Maximum Sales Charge (max 1.00% load)	–0.36%	–7.63%
Alerian MLP Infrastructure Index†	0.38%	–8.13%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/18
No Sales Charges	0.56%	–6.80%
Alerian MLP Infrastructure Index†	0.38%	–8.13%

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/18
No Sales Charges	0.67%	–6.68%
Alerian MLP Infrastructure Index†	0.38%	–8.13%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus supplement dated December 7, 2018 are 5.32%, 6.03%, 5.03% and 4.92% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS RREEF MLP & Energy Infrastructure Fund	|	9

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on February 3, 2015.

†

The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real time on a price return basis and on a total return basis.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
11/30/18	$6.74	$6.75	$6.74	$6.75
11/30/17	$7.05	$7.06	$7.05	$7.06
Distribution Information as of 11/30/18
Return of Capital	$.36	$.30	$.37	$.37

10	|	DWS RREEF MLP & Energy Infrastructure Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	11/30/18	11/30/17
Master Limited Partnerships	60%	90%
Common Stocks	37%	8%
Cash Equivalents and Other Assets and Liabilities, net	3%	2%
	100%	100%

Sector Allocation (As a % of Master Limited Partnerships and Common Stocks)	11/30/18	11/30/17
Diversified Midstream	60%	43%
Crude Oil & Refined Products	22%	32%
Natural Gas Pipelines & Storage	8%	13%
Fee-Based Gathering & Processing	6%	9%
Commodity Gathering & Processing	4%	3%
	100%	100%

Ten Largest Holdings at November 30, 2018 (74.5% of Net Assets)
1	Enterprise Products Partners LP	9.9%
	Provides processing and transportation services to producers and consumers of natural gas liquids
2	Energy Transfer LP	9.2%
	Owns and operates a diversified portfolio of energy assets
3	TransCanada Corp.	8.8%
	Focuses on natural gas transmission and power services
4	Williams Companies, Inc.	8.7%
	Owns, operates, develops and acquires natural gas gathering system and other energy assets
5	Magellan Midstream Partners LP	8.5%
	Primarily involved in the storage, transportation, and distribution of refined petroleum products and ammonia
6	MPLX LP	7.8%
	Acquires, owns, operates and develops crude oil
7	Buckeye Partners LP	5.7%
	Independent pipeline common carrier of refined petroleum products
8	Pembina Pipeline Corp.	5.6%
	Transports, stores and markets petroleum products
9	EQM Midstream Partners LP	5.3%
	Acquires, own, develops and operates midstream natural gas assets in the Appalachian Basin
10	Kinder Morgan, Inc.	5.0%
	Operator of natural gas and products pipelines

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

DWS RREEF MLP & Energy Infrastructure Fund	|	11

Investment Portfolio	as of November 30, 2018

	Shares	Value ($)
Master Limited Partnerships 60.6%
Commodity Gathering & Processing 4.2%
DCP Midstream LP	12,888	439,223

Crude Oil & Refined Products 22.0%
Buckeye Partners LP	20,395	602,876
Fairway Energy LP (Units), 144A* (a)	10,000	0
Magellan Midstream Partners LP	14,761	892,745
MPLX LP	24,667	817,218

		2,312,839

Diversified Midstream 24.0%
Andeavor Logistics LP	5,617	209,626
Energy Transfer LP	66,183	964,286
Enterprise Products Partners LP	39,466	1,035,983
Plains All American Pipeline LP	13,324	306,852

		2,516,747

Fee-based Gathering & Processing 2.7%
Enable Midstream Partners LP	9,042	120,620
Western Gas Partners LP	3,699	164,384

		285,004

Natural Gas Pipelines & Storage 7.7%
EQGP Holdings LP	2,328	46,607
EQM Midstream Partners LP	11,658	555,620
TC PipeLines LP	6,860	204,359

		806,586
Total Master Limited Partnerships (Cost $6,779,772)		6,360,399

Common Stocks 38.1%
Diversified Midstream 34.6%
Enbridge, Inc.	8,731	286,904
Kinder Morgan Canada Ltd. 144A	24,113	282,209
Kinder Morgan, Inc.	30,869	526,934
ONEOK, Inc.	1,871	114,935
Pembina Pipeline Corp.	17,461	588,758
TransCanada Corp.	22,554	924,296
Williams Companies, Inc.	36,002	911,571

		3,635,607

The accompanying notes are an integral part of the financial statements.

12	|	DWS RREEF MLP & Energy Infrastructure Fund

	Shares	Value ($)
Fee-based Gathering & Processing 3.5%
Keyera Corp.	16,734	366,507

Total Common Stocks (Cost $4,381,094)		4,002,114

Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.24% (b) (Cost $315,031)	315,031	315,031

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $11,475,897)	101.7	10,677,544
Other Assets and Liabilities, Net	(1.7)	(176,884)

Net Assets	100.0	10,500,660

A summary of the Fund’s transactions with affiliated investments during the year ended November 30, 2018 are as follows:

Value ($) at 11/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 11/30/2018	Value ($) at 11/30/2018
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.24% (b)
285,374	9,268,554	9,238,897	—	—	3,966	—	315,031	315,031

*	Non-income producing security.

(a)	Investment was valued using significant unobservable inputs.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnership (c )	$6,360,399	$—	$0	$6,360,399
Common Stocks (c )	4,002,114	—	—	4,002,114
Short-Term Investments	315,031	—	—	315,031
Total	$10,677,544	$—	$0	$10,677,544

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	DWS RREEF MLP & Energy Infrastructure Fund

Statement of Assets and Liabilities

as of November 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $11,160,866)	$10,362,513
Investment in DWS Central Cash Management Government Fund (cost $315,031)	315,031
Foreign currency, at value (cost $8,500)	8,467
Receivable for Fund shares sold	6,242
Dividends receivable	7,476
Interest receivable	412
Due from Advisor	16,114
Other assets	9,250
Total assets	10,725,505

Liabilities
Accrued Trustees’ fees	616
Accrued audit and tax fees	118,743
Income tax payable	73,280
Other accrued expenses and payables	32,206
Total liabilities	224,845
Net assets, at value	$10,500,660

Net Assets Consist of
Distributable earnings (loss), net of taxes	(1,454,790)
Paid-in capital	11,955,450
Net assets, at value	$10,500,660

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	15

Statement of Assets and Liabilities as of November 30, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($949,086 ÷ 140,809 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.74
Maximum offering price per share (100 ÷ 94.25 of $6.74)	$7.15
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($732,659 ÷ 108,550 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.75
Class S
Net Asset Value offering and redemption price per share ($6,227,322 ÷ 924,312 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.74
Institutional Class
Net Asset Value offering and redemption price per share ($2,591,593 ÷ 384,076 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.75

The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF MLP & Energy Infrastructure Fund

Statement of Operations

for the year ended November 30, 2018

Investment Income
Income:
Distributions from master limited partnerships	$836,575
Less return of capital distributions	(836,575)
Dividends (net of foreign taxes withheld of $5,697)	64,233
Income distributions — DWS Central Cash Management Government Fund	3,966
Total income	68,199
Expenses:
Management fee	143,461
Administration fee	13,042
Services to shareholders	29,889
Distribution and service fees	10,676
Custodian fee	6,760
Audit and tax fees	227,493
Legal fees	21,662
Reports to shareholders	37,072
Registration fees	61,818
Trustees’ fees and expenses	2,617
State franchise tax expense	4,125
Other	3,396
Total expenses before expense reductions, before taxes	562,011
Expense reductions	(359,612)
Total expenses after expense reductions, before taxes	202,399
Net investment income (loss), before taxes	(134,200)
Net tax (expense) benefit	(96,256)
Net investment income (loss), net of taxes	(230,456)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	261,877
Securities sold short	4,892
Foreign currency	(4,269)
Net tax (expense) benefit	188,280
450,780
Change in net unrealized appreciation (depreciation) on:
Investments	(251,389)
Securities sold short	(11,070)
Foreign currency	(19)
Deferred tax (expense) benefit	(188,264)
(450,742)
Net gain (loss)	38
Net increase (decrease) in net assets resulting from operations	$(230,418)

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	17

Statements of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss), net of taxes	$(230,456)	$(93,793)
Net realized gain (loss), net of taxes	450,780	268,122
Change in net unrealized appreciation (depreciation), net of taxes	(450,742)	(810,982)
Net increase (decrease) in net assets resulting from operations	(230,418)	(636,653)
Distributions to shareholders from:
Distributions:
Class A	—	(39,320)
Class C	—	(14,539)
Class S	—	(121,117)
Institutional Class	—	(57,544)
Return of capital:
Class A	(52,964)	—
Class C	(32,113)	—
Class S	(387,628)	—
Institutional Class	(116,751)	—
Total distributions	(589,456)	(232,520)*
Fund share transactions:
Proceeds from shares sold	7,664,238	12,358,256
Reinvestment of distributions	588,242	232,044
Payments for shares redeemed	(8,388,944)	(5,158,660)
Net increase (decrease) in net assets from Fund share transactions	(136,464)	7,431,640
Increase (decrease) in net assets	(956,338)	6,562,467
Net assets at beginning of year	11,456,998	4,894,531
Net assets at end of year	$10,500,660	$11,456,998 **

*	Includes distributions from net realized gains.

**	Includes undistributed net investment income of $161,265.

The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF MLP & Energy Infrastructure Fund

Financial Highlights

	Years Ended November 30,			Period Ended
Class A	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.05	$7.62	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b,f]	(.14)	(.10)	(.10)	(.05)
Net realized and unrealized gain (loss)	.19 [g]	(.26)	.65	(2.56)
Total from investment operations	.05	(.36)	.55	(2.61)
Less distributions from:
Net realized gains	—	(.21)	—	—
Return of capital	(.36)	—	(.20)	(.12)
Total distributions	(.36)	(.21)	(.20)	(.12)
Net asset value, end of period	$6.74	$7.05	$7.62	$7.27
Total Return (%)[c,d]	.41	(4.86)	7.17	(25.85	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	.6
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.14	5.62	8.43	19.06	*
Tax expense (benefit) (%)[e]	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions and (including interest expense and dividend expense for securities sold short) (%)[e]	2.39	1.72	1.99	1.74	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	2.39	1.72	1.65	1.65	*
Ratio of net investment income (loss), before taxes (%)	(1.13)	(1.29)	(1.38)	(.70	)*
Ratio of net investment income (loss), after taxes (%)[f]	(1.87)	(1.30)	(1.38)	(.70	)*
Portfolio turnover rate (%)	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f]	Includes tax expense derived from net investment income (loss) only.

[g]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	19

	Years Ended November 30,			Period Ended
Class C	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.06	$7.63	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b,f]	(.19)	(.16)	(.16)	(.12)
Net realized and unrealized gain (loss)	.18 [g]	(.26)	.66	(2.54)
Total from investment operations	(.01)	(.42)	.50	(2.66)
Less distributions from:
Net realized gains	—	(.15)	—	—
Return of capital	(.30)	—	(.14)	(.07)
Total distributions	(.30)	(.15)	(.14)	(.07)
Net asset value, end of period	$6.75	$7.06	$7.63	$7.27
Total Return (%)[c,d]	(.36)	(5.69)	6.51	(26.22	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	.1
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.87	6.33	9.16	19.93	*
Tax expense (benefit) (%)[e]	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[e]	3.14	2.47	2.74	2.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	3.14	2.47	2.40	2.40	*
Ratio of net investment income (loss), before taxes (%)	(1.88)	(2.04)	(2.12)	(1.65	)*
Ratio of net investment income (loss), after taxes (%)[f]	(2.62)	(2.05)	(2.12)	(1.65	)*
Portfolio turnover rate (%)	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f]	Includes tax expense derived from net investment income (loss) only.

[g]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

20	|	DWS RREEF MLP & Energy Infrastructure Fund

	Years Ended November 30,			Period Ended
Class S	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.05	$7.61	$7.26	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b,e]	(.13)	(.09)	(.06)	(.05)
Net realized and unrealized gain (loss)	.19 [f]	(.25)	.62	(2.56)
Total from investment operations	.06	(.34)	.56	(2.61)
Less distributions from:
Net realized gains	—	(.22)	—	—
Return of capital	(.37)	—	(.21)	(.13)
Total distributions	(.37)	(.22)	(.21)	(.13)
Net asset value, end of period	$6.74	$7.05	$7.61	$7.26
Total Return (%)[c]	.56	(4.72)	7.33	(25.70	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	1	.2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.01	5.33	8.29	19.03	*
Tax expense (benefit) (%)[d]	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	2.24	1.57	1.84	1.59	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.24	1.57	1.50	1.50	*
Ratio of net investment income (loss), before taxes (%)	(.97)	(1.14)	(.77)	(.71	)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.71)	(1.15)	(.77)	(.71	)*
Portfolio turnover rate (%)	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e]	Includes tax expense derived from net investment income (loss) only.

[f]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS RREEF MLP & Energy Infrastructure Fund	|	21

	Years Ended November 30,			Period Ended
Institutional Class	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.06	$7.62	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b,e]	(.11)	(.08)	(.08)	(.04)
Net realized and unrealized gain (loss)	.17 [f]	(.25)	.65	(2.55)
Total from investment operations	.06	(.33)	.57	(2.59)
Less distributions from:
Net realized gains	—	(.23)	—	—
Return of capital	(.37)	—	(.22)	(.14)
Total distributions	(.37)	(.23)	(.22)	(.14)
Net asset value, end of period	$6.75	$7.06	$7.62	$7.27
Total Return (%)[c]	.67	(4.61)	7.58	(25.69	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.87	5.22	8.05	18.79	*
Tax expense (benefit) (%)[d]	.74	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	2.14	1.47	1.74	1.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	2.14	1.47	1.40	1.40	*
Ratio of net investment income (loss), before taxes (%)	(.88)	(1.04)	(1.08)	(.55	)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.62)	(1.05)	(1.08)	(.55	)*
Portfolio turnover rate (%)	173	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e]	Includes tax expense derived from net investment income (loss) only.

[f]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS RREEF MLP & Energy Infrastructure Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF MLP & Energy Infrastructure Fund (formerly Deutsche MLP & Energy Infrastructure Fund) (the “Fund”) is a non-diversified series of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance

DWS RREEF MLP & Energy Infrastructure Fund	|	23

without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;

24	|	DWS RREEF MLP & Energy Infrastructure Fund

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Master Limited Partnerships. Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its

DWS RREEF MLP & Energy Infrastructure Fund	|	25

custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Federal Income Taxes. The Fund has not elected to qualify as a regulated investment company under Subchapter M of the of the Internal Revenue Code, as amended due to the concentration in Master Limited Partnerships, or MLP, securities. As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes and will pay federal, state and local tax on its taxable income.

MLPs are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A change in current tax law or a change in the underlying business mix of a given MLP

26	|	DWS RREEF MLP & Energy Infrastructure Fund

could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the Fund’s investment, or lower income to the Fund.

The Fund generally will accrue a deferred income tax liability for the future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. The Fund’s tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit is related. To the extent the Fund has a net deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the net deferred tax asset, is required. These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.

The Fund has determined that no accrual for uncertain tax positions is required.

The Fund recognizes interest and penalties related to income taxes as a component of income tax expense. The Fund is estimating that for the year ended November 30, 2018, $264 of the current tax expense relates to interest and penalties.

The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017. The TCJA includes changes to the corporate income tax rate, alternative minimum tax (AMT), and modifications to the net operating loss (NOL) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The TCJA reduced the corporate rate to a flat income tax rate of 21%. The change in the rate was reflected in the Fund’s NAV on the date of enactment of the new law. The Fund may also be subject to a 20% AMT to the extent that the Fund’s alternative minimum tax exceeds the Fund’s regular federal income tax. For tax years beginning after December 31, 2017 the TCJA repealed the corporate AMT. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also

DWS RREEF MLP & Energy Infrastructure Fund	|	27

established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate of 2.18%, net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gain (loss) before income taxes for the year ended November 30, 2018 as follows:

Effective Tax Rate Reconciliation
Provision at statutory rates	$(28,177)	21.00%
State taxes, net of federal tax benefit	(2,926)	2.18%
Permanent differences	(3,001)	2.24%
Permanent differences, provision-to-return	(17,076)	12.73%
Effect of tax rate change*	146,703	(109.35)%
Change in valuation allowance	717	(0.53)%
Net income tax expense/(benefit)	$96,240	(71.73)%

*

The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA. For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%.

For the year ended November 30, 2018, the components of the Fund’s net deferred tax asset (liability) were as follows:

Deferred Tax Assets (Liabilities)
Capital loss carryforward	$193,133
Unrealized loss on investment securities	169,336
Valuation allowance	(362,469)
Net deferred tax assets (liabilities)	$—

At November 30, 2018, the Fund had capital loss carryforwards, which may be carried forward for five years, as follows:

From Fiscal Year Ended	Expiration	Amount
November 30, 2015	November 30, 2020	$36,593
November 30, 2016	November 30, 2021	$442,474
November 30, 2018	November 30, 2023	$354,093

For the year ended November 30, 2018, the Fund has recorded a valuation allowance to offset the deferred tax asset, as the Fund has

28	|	DWS RREEF MLP & Energy Infrastructure Fund

determined at November 30, 2018, based on historical evidence, it is unlikely the deferred tax asset will be realized.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2018	Current	Deferred	Total
Federal	$89,457	$12,812	$102,269
State	6,783	(13,529)	(6,746)
Valuation allowance	—	717	717
Total tax expense/(benefit)	$96,240	$—	$96,240

Distributions. The Fund anticipates making distributions to its shareholders each fiscal quarter of substantially all of the Fund’s distributable cash flow. Prior to December 1, 2018, distributable cash flow meant the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and other payments received on securities owned by the Fund less accrued operating expenses of the Fund and taxes on the Fund’s taxable income. Effective December 1, 2018, the Fund’s distributable cash flow will be determined prior to deducting the Fund’s expenses and taxes. The Fund is not required to make such distributions and, consequently, may not make a distribution or may make a distribution less than such amount for a given quarter. Although the Fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2018, the aggregate cost for federal income tax purposes was $11,407,989. At November 30, 2018, net unrealized depreciation for all securities based on tax cost was $730,445. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $275,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,005,590.

DWS RREEF MLP & Energy Infrastructure Fund	|	29

The tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended November 30,
	2018	2017
Net realized gains	$—	$232,520
Return of capital	$589,456	$—

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. The Fund has estimated 100% of distributions from MLPs as return of capital. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s cost basis in the interests of the MLP is reduced. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2018, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $21,835,364 and $21,583,044, respectively. Purchases to cover securities sold short and securities sold short aggregated $115,330 and $18,752, respectively.

30	|	DWS RREEF MLP & Energy Infrastructure Fund

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 1.10% (0.80% effective December 1, 2018).

For the period from December 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive 0.20% of the Fund’s management fee.

For the period from December 1, 2017 through November 30, 2018, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	1.65%
Class C	2.40%
Class S	1.50%
Institutional Class	1.40%

Effective December 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary

DWS RREEF MLP & Energy Infrastructure Fund	|	31

expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.70%
Institutional Class	.60%

For the year ended November 30, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$32,295
Class C	22,102
Class S	240,982
Institutional Class	64,233
$359,612

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended November 30, 2018, the Administration Fee was $13,042, of which $881 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2018

Class A	$461	$71
Class C	91	12
Class S	1,003	187
Institutional Class	97	13
	$1,652	$283

In addition, for the year ended November 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided

32	|	DWS RREEF MLP & Energy Infrastructure Fund

by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$1,444
Class C	992
Class S	21,852
Institutional Class	2,792
$27,080

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended November 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2018

Class C	$6,074	$461

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to

0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2018	Annual Rate

Class A	$2,683	$576	.23%
Class C	1,919	469	.24%
	$4,602	$1,045

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2018 aggregated $52.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended November 30, 2018, the CDSC for Class C shares aggregated $796. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

DWS RREEF MLP & Energy Infrastructure Fund	|	33

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press services to the Fund. For the year ended November 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,983, of which $7,869 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Investing in Master Limited Partnerships

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest-rate volatility, these investments could have poor returns.

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.

34	|	DWS RREEF MLP & Energy Infrastructure Fund

E. Energy Infrastructure Concentration Risk

The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At November 30, 2018, there was one shareholder account that held approximately 19% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2018.

DWS RREEF MLP & Energy Infrastructure Fund	|	35

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2018		Year Ended November 30, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	17,373	$134,017	23,043	$171,476
Class C	28,666	208,767	37,676	289,944
Class S	660,112	4,760,184	1,262,370	9,578,437
Institutional Class	346,469	2,561,270	317,524	2,318,399
		$7,664,238		$12,358,256

Shares issued to shareholders in reinvestment of distributions
Class A	7,348	$52,964	5,182	$39,179
Class C	4,415	31,760	1,921	14,396
Class S	53,518	386,767	16,729	120,925
Institutional Class	16,391	116,751	7,685	57,544
		$588,242		$232,044

Shares redeemed
Class A	(59,791)	$(451,191)	(48,047)	$(362,545)
Class C	(28,003)	(203,120)	(39,619)	(302,264)
Class S	(848,833)	(5,923,851)	(344,965)	(2,626,742)
Institutional Class	(263,912)	(1,810,782)	(257,818)	(1,867,109)
		$(8,388,944)		$(5,158,660)

Net increase (decrease)
Class A	(35,070)	$(264,210)	(19,822)	$(151,890)
Class C	5,078	37,407	(22)	2,076
Class S	(135,203)	(776,900)	934,134	7,072,620
Institutional Class	98,948	867,239	67,391	508,834
		$(136,464)		$7,431,640

36	|	DWS RREEF MLP & Energy Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS RREEF MLP & Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS RREEF MLP & Energy Infrastructure Fund (referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS RREEF MLP & Energy Infrastructure Fund	|	37

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 24, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

38	|	DWS RREEF MLP & Energy Infrastructure Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2018 to November 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS RREEF MLP & Energy Infrastructure Fund	|	39

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/18	$956.00	$952.50	$958.10	$958.70
Expenses Paid per $1,000*	$8.09	$11.75	$7.36	$6.87

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/18	$1,016.80	$1,013.04	$1,017.55	$1,018.05
Expenses Paid per $1,000*	$8.34	$12.11	$7.59	$7.08

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF MLP & Energy Infrastructure Fund†	1.65%	2.40%	1.50%	1.40%

†	Tax expense (benefit) of 0.74% is not included in the ratio calculation.

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

40	|	DWS RREEF MLP & Energy Infrastructure Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS RREEF MLP & Energy Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its

DWS RREEF MLP & Energy Infrastructure Fund	|	41

inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable

42	|	DWS RREEF MLP & Energy Infrastructure Fund

Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from

DWS RREEF MLP & Energy Infrastructure Fund	|	43

advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by

44	|	DWS RREEF MLP & Energy Infrastructure Fund

DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Advisory Agreement Amendment

At a meeting held in November 2018, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect on December 1, 2018.

In connection with its review of the amendment in November 2018, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2018. In addition, the Board considered:

–	With the exception of the revised reduced management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised reduced management fee schedule.

Based on all of the information considered, the Board concluded that the revised reduced management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board determined that approval of the revised reduced management fee schedule was in the best interests of the Fund.

DWS RREEF MLP & Energy Infrastructure Fund	|	45

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

46	|	DWS RREEF MLP & Energy Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

DWS RREEF MLP & Energy Infrastructure Fund	|	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—

48	|	DWS RREEF MLP & Energy Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS RREEF MLP & Energy Infrastructure Fund	|	49

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	|	DWS RREEF MLP & Energy Infrastructure Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF MLP & Energy Infrastructure Fund	|	51

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DMPAX	DMPCX	DMPSX	DMPIX
CUSIP Number	25159L 489	25159L 471	25159L 455	25159L 463
Fund Number	1016	1316	2016	1416

52	|	DWS RREEF MLP & Energy Infrastructure Fund

Notes

Notes

Notes

DMEIF-2

(R-040499-4 1/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS RREEF MLP & Energy infrastructure Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$82,495	$0	$0	$0
2017	$81,276	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF MLP & Energy Infrastructure Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/29/2019